ENTERPRISE




                         ADVANTUS ENTERPRISE FUND, INC.

            SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001


                                                                    [GRAPHIC]
                                                                    ADVANTUS
                                                                 FAMILY OF FUNDS


EQUITY

[GRAPHIC]

ADVANTUS Enterprise Fund

TABLE OF CONTENTS


PERFORMANCE UPDATE                                     2

INVESTMENTS IN SECURITIES                              7

STATEMENT OF ASSETS AND LIABILITIES                   11

STATEMENT OF OPERATIONS                               12

STATEMENTS OF CHANGES IN NET ASSETS                   13

NOTES TO FINANCIAL STATEMENTS                         14

SHAREHOLDER SERVICES                                  20

LETTER FROM THE PRESIDENT

                                                     [PHOTO OF WILLIAM WESTHOFF]

Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,

/s/ William Westhoff

William Westhoff
President, Advantus Funds

ADVANTUS ENTERPRISE FUND

PERFORMANCE

For the six-month period ended March 31, 2001, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

          CLASS A...........................         - 34.01 PERCENT*
          CLASS B...........................         - 34.29 PERCENT*
          CLASS C...........................         - 34.32 PERCENT*

The Fund's benchmark, the Russell 2000 Growth Index** returned -32.34 percent for the same period.


PERFORMANCE ANALYSIS

Small-cap stocks struggled badly during the recent six-month period. Despite some relief on the interest-rate front, economic and profit worries weighed heavily on the group, especially the technology sector.

While the Portfolio outperformed the benchmark in the last quarter of 2000 aided by its weighting in health care services, some of the same names hurt performance early in 2001. Technology stocks held in the Portfolio declined the most as the selling pressure broadened to all technology stocks, regardless of long-term prospects. There were a few bright spots amid the gloom, including relatively good showings from the Portfolio's retail, entertainment and energy names.

Although the short-term earnings visibility for technology companies is limited, we continue to believe in the long-term prospects for this sector. We remain focused on identifying the best-positioned companies with seasoned managements. Valuations of many technology companies are at historical lows, but the timing for a recovery in business fundamentals is unclear.

We remained overweighted in health-care services. The group's setback notwithstanding, these stocks have good long-term growth potential, based on industry fundamentals and company-specific factors. We believe that this historically defensive group stands to regain good relative performance, especially if general earnings worries persist. Our holdings continued to include managed-care and hospital companies that should deliver fairly consistent profit growth.

One area we added to was the consumer group. Due to our concern that consumer confidence and spending can deteriorate if the economy continues to weaken, we primarily focused on companies that are attractively valued and that should prove to be less economically sensitive.


OUTLOOK

Recent performance notwithstanding, small-cap stocks in our view remain a worthy asset class, and several forces stand to revive the group going forward.

[SIDEBAR]
PERFORMANCE UPDATE

[PHOTO OF STEPHEN J. LURITO]      [PHOTO OF SAMMY OH]
STEPHEN J. LURITO
SAMMY OH
CREDIT SUISSE ASSET MANAGEMENT, LLC

The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small capitalization companies (i.e., companies with a market capitalization within the range of capitalizations of companies in the Russell 2000 Growth Index) at the time of purchase. In selecting equity securities, the Fund employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Credit Suisse Asset Management provides investment advice to the Advantus Enterprise Fund under a sub-advisory agreement. This Fund has varying degrees of risk. Investments in smaller company stocks generally carry a higher level of risk over the short-term.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

Not the least of these is the likelihood of continued monetary easing, which would further lower the cost of capital for loan-dependent small companies, as well as spur broad economic activity. Easing could also support financial markets: The last seven times the Fed commenced to lower rates, the stock market was higher 12 months later. The trend could especially benefit smaller-cap growth stocks, given that the group has usually outperformed large-cap stocks during periods of monetary easing.

In addition, some form of tax relief is all but certain. Various proposals include catalysts aimed at both the consumer (lump sum rebates) and the investor (any reduction in marginal tax rates would likely increase the allure of small-cap growth stocks with short-term risk but significant long-term appreciation potential). Set within this environment, we will continue our efforts to identify compelling growth stories. We believe, however, that performance disparities between the small-cap group's ultimate winners and laggards will be considerable, necessitating careful stock selection with a strong emphasis on company fundamentals.





                                               *HISTORICAL PERFORMANCE IS NOT AN
                                               INDICATION OF FUTURE PERFORMANCE.
                                                THESE PERFORMANCE RESULTS DO NOT
                                                 REFLECT THE IMPACT OF CLASS A'S
                                             MAXIMUM 5.5 PERCENT FRONT-END SALES
                                                     CHARGE OR CLASS B'S MAXIMUM
                                             5 PERCENT CONTINGENT DEFERRED SALES
                                                  CHARGE. INVESTMENT RETURNS AND
                                         PRINCIPAL VALUES WILL FLUCTUATE SO THAT
                                                   SHARES UPON REDEMPTION MAY BE
                                                   WORTH MORE OR LESS THAN THEIR
                                                                  ORIGINAL COST.

                                                 **THE RUSSELL 2000 GROWTH INDEX
                                          CONTAINS THOSE STOCKS FROM THE RUSSELL
                                                2000 WITH A GREATER THAN AVERAGE
                                            GROWTH ORIENTATION. THE RUSSELL 2000
                                          IS THE 2,000 SMALLEST COMPANIES IN THE
                                            RUSSELL 3000. THE RUSSELL 3000 IS AN
                                                 UNMANAGED INDEX OF 3,000 COMMON
                                                        STOCKS, WHICH REPRESENTS
                                            APPROXIMATELY 98 PERCENT OF THE U.S.
                                                                         MARKET.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2001.

                                  CLASS A AND B

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class A:
 One year                              -44.43%
 Five year                              -0.30%
 Since inception (9/16/94)               4.82%

Class B:
 One year                              -44.63%
 Five year                              -0.35%
 Since inception (9/16/94)               4.81%

(Thousands)

                                                        Russell 2000
              Class A      Class B           CPI        Growth Index
9/16/94       $10,000      $10,000       $10,000             $10,000
9/30/94        $9,371       $9,910       $10,054             $10,042
9/30/95       $11,983      $12,107       $10,275             $12,616
9/30/96       $13,979      $14,173       $10,584             $14,391
9/30/97       $15,780      $16,000       $10,818             $17,737
9/30/98       $11,235      $11,315       $10,973             $13,331
9/30/99       $14,450      $14,477       $11,261             $17,683
9/30/00       $20,613      $20,687       $11,643             $22,928
3/31/01       $13,603      $13,443       $11,824             $15,513

                                    CLASS C

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class C:
 One year                              -41.74%
 Five year                              -0.05%
 Since inception (3/1/95)                4.43%

(Thousands)

                                        Russell 2000
              Class C           CPI     Growth Index
3/01/95       $10,000       $10,000          $10,000
9/30/95       $12,038       $10,146          $12,563
9/30/96       $13,913       $10,450          $14,331
9/30/97       $15,568       $10,682          $17,662
9/30/98       $10,992       $10,834          $13,276
9/30/99       $14,012       $11,119          $17,610
9/30/00       $19,821       $11,497          $22,832
3/31/01       $13,019       $11,676          $15,448


The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                           TEN LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                         SHARES       VALUE      PORTFOLIO
-------                                         ------    ----------   ----------
Advance Paradigm, Inc........................   25,900    $1,405,480       3.5%
Province Healthcare Company..................   40,167     1,222,583       3.1%
Bisys Group, Inc.............................   22,732     1,214,741       3.1%
Universal Health Services, Inc...............   12,610     1,113,463       2.8%
Amerisource Health Corporation...............   18,900       927,045       2.3%
Caremark Rx, Inc.............................   63,100       822,824       2.1%
AmeriCredit Corporation......................   24,700       801,021       2.0%
Medicis Pharmaceutical Corporation...........   17,267       773,907       2.0%
Mid Atlantic Medical Services, Inc. .........   37,600       763,280       1.9%
Strayer Education, Inc. .....................   21,000       735,000       1.9%
                                                          ----------      ----
                                                          $9,779,344      24.7%
                                                          ==========      ====

[CHART]

Capital Goods                           2.0%
Communication Services                  0.5%
Consumer Cyclical                      10.3%
Consumer Staples                        2.6%
Food & Health                           1.0%
Energy                                  8.2%
Financial                               8.7%
Health Care                            30.1%
Technology                             26.9%
Transportation                          1.0%
Cash and Other Assets/Liabilities       8.7%

                                                        ADVANTUS Enterprise Fund
                                                       Investments in Securities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                             MARKET
SHARES                                      VALUE(a)
------                                    -----------
COMMON STOCK (92.5%)
   CAPITAL GOODS (2.0%)
    Engineering/Construction (.7%)
   8,800   Granite Construction,
            Inc.....................      $   299,024
                                          -----------
    Manufacturing (.5%)
  16,600   Lightpath Technologies,
            Inc. (b)................          213,725
                                          -----------
    Metal Fabrication (.8%)
   9,100   Triumph Group,
            Inc. (b)................          345,800
                                          -----------
   COMMUNICATION SERVICES (.6%)
    Telecommunication (.6%)
  18,946   Polycom, Inc. (b)........          234,457
                                          -----------
   CONSUMER CYCLICAL (10.4%)
    Publishing (.7%)
   8,500   Scholastic
            Corporation (b).........          306,531
                                          -----------
    Retail (5.3%)
  12,400   Abercrombie and
            Fitch Company (b).......          405,480
  25,100   Barnes & Noble,
            Inc. (b)................          599,890
   7,400   Footstar, Inc. (b).......          297,110
   9,500   Pacific Sunwear of
            California (b)..........          261,250
  15,500   Redback Networks,
            Inc. (b)................          202,740
   6,800   Ross Stores, Inc........           127,500
  26,890   Valuevision
            International, Inc. (b).          374,779
                                          -----------
                                            2,268,749
                                          -----------
    Service (3.0%)
  24,398   Acxiom
            Corporation (b).........          509,308
  16,959   Getty Images, Inc. (b)...          273,464
  16,400   Mandalay Resort
            Group (b)...............          327,508
   7,094   Plexus
            Corporation (b).........          181,784
                                          -----------
                                            1,292,064
                                          -----------
   CONSUMER CYCLICAL--CONTINUED
    Textiles (1.4%)
   9,000   Linens n Things,
            Inc. (b)................      $   247,500
  27,800   Tommy Hilfiger
            Corporation (b).........          357,230
                                          -----------
                                              604,730
                                          -----------
   CONSUMER STAPLES (3.6%)
    Broadcasting (.6%)
   7,000   Entercom
            Communications
            Corporation (b).........          275,100
                                          -----------
    Entertainment (2.0%)
  36,990   American Classic
            Voyages
            Company (b).............          462,375
  23,000   Championship Auto
            Racing Teams,
            Inc. (b)................          372,600
                                          -----------
                                              834,975
                                          -----------
   FOOD & HEALTH (1.0%)
  14,300   Hain Celestial
            Group, Inc..............          414,700
                                          -----------
   ENERGY (8.3%)
    Oil & Gas (8.3%)
  14,000   Cross Timbers Oil
            Company ................          346,500
   9,900   Newfield Exploration
            Company (b).............          345,510
  11,200   Pogo Producing
            Company ................          330,512
  11,800   Precision Drilling
            Corporation (b)(c)......          420,906
  30,100   Pride International,
            Inc. (b)................          715,176
  15,250   Seacor Smit, Inc. (b)....          689,300
  13,989   Stone Energy
            Corporation (b).........          689,238
                                          -----------
                                            3,537,142
                                          -----------


              See accompanying notes to investments in securities.

ADVANTUS Enterprise Fund
Investments in Securities - continued

                                             MARKET
SHARES                                      VALUE(a)
------                                    -----------
   FINANCIAL (8.8%)
    Auto Finance (1.9%)
  24,700   AmeriCredit
            Corporation (b).........      $   801,021
                                          -----------
    Consumer Finance (1.7%)
  21,000   Strayer Education,
            Inc. ...................          735,000
                                          -----------
    Insurance (4.9%)
  25,300   Fidelity National
            Finance ................          677,281
  20,200   HCC Insurance
            Holdings, Inc. .........          534,290
  37,600   Mid Atlantic Medical
            Services, Inc. (b)......          763,280
  17,200   Mutual Risk
            Management,
            Ltd. (c)................          124,700
                                          -----------
                                            2,099,551
                                          -----------
    Investment Bankers/Brokers (.3%)
   3,100   Affiliated Managers
            Group (b)...............          145,700
                                          -----------
   HEALTH CARE (30.6%)
    Biotechnology (2.3%)
  16,200   Aclara Biosciences,
            Inc. (b)................           89,100
  12,700   Cell Therapeutics,
            Inc. (b)................          227,806
   9,600   Inhale Therapeutic
            Systems, Inc. (b).......          205,200
   4,000   Intermune
            Pharmaceuticals,
            Inc. (b)................           84,000
  14,100   Lynx Therapeutics,
            Inc. (b)................          118,749
  16,100   Medarex, Inc. (b)........          268,669
                                          -----------
                                              993,524
                                          -----------
    Drugs (6.4%)
  30,600   Alkermes, Inc. (b).......          671,287
  12,300   K-V Pharmaceutical
            Company (b).............          242,187
  17,267   Medicis
            Pharmaceutical
            Corporation (b).........          773,907

 HEALTH CARE--CONTINUED
  23,000   Praecis
            Pharmaceuticals,
            Inc. (b)................      $   458,562
  16,000   Priority Healthcare
            Corporation (b).........          604,000
                                          -----------
                                            2,749,943
                                          -----------
    Health Care-Diversified (1.6%)
  44,300   Quorum Health
            Group, Inc. (b).........          672,806
                                          -----------
    Hospital Management (6.8%)
  19,500   Community Health
            Systems (b).............          555,750
  40,167   Province Healthcare
            Company (b).............        1,222,583
  12,610   Universal Health
            Services, Inc. (b)......        1,113,463
                                          -----------
                                            2,891,796
                                          -----------
    Managed Care (7.7%)
  25,900   Advance Paradigm,
            Inc. (b)................        1,405,480
  63,100   Caremark Rx, Inc. (b)....          822,824
  16,100   HCR Manor Care,
            Inc. (b)................          328,440
  27,036   Oxford Health
            Plans (b)...............          723,213
                                          -----------
                                            3,279,957
                                          -----------
    Medical Products/Supplies (3.3%)
  18,900   Amerisource Health
            Corporation (b).........          927,045
  12,200   Invacare Corporation ....          482,144
                                          -----------
                                            1,409,189
                                          -----------
    Special Services (2.5%)
  10,800   Henry Schein, Inc. (b)...          396,900
  24,300   Renal Care Group,
            Inc. (b)................          651,726
                                          -----------
                                            1,048,626
                                          -----------
   TECHNOLOGY (27.2%)
    Communications Equipment (2.5%)
   9,000   Anaren Microwave,
            Inc. (b)................          113,062

              See accompanying notes to investments in securities.

                                                        ADVANTUS Enterprise Fund
                                           Investments in Securities - continued

                                             MARKET
SHARES                                      VALUE(a)
------                                    -----------
   TECHNOLOGY--CONTINUED
  20,790   AudioCodes,
            Ltd. (b)(c).............    $     184,511
  23,171   Powerwave
            Technologies,
            Inc. (b)................          315,705
  25,659   Tekelec (b)..............          461,862
                                          -----------
                                            1,075,140
                                          -----------
    Computer Hardware (.8%)
   4,200   Brooks Automation,
            Inc. (b)................          166,950
   9,600   Emulex
            Corporation (b).........          180,600
                                          -----------
                                              347,550
                                          -----------
    Computer Networking (1.0%)
  31,250   Radiant Systems,
            Inc. (b)................          431,641
                                          -----------
    Computer Peripherals (.3%)
   8,400   Cirrus Logic, Inc. (b)...          125,475
                                          -----------
    Computer Services & Software (6.4%)
  20,700   Advantage Learning
            Systems, Inc. (b).......          597,713
  25,560   Alpha Industries,
            Inc. (b)................          402,570
  23,442   Manugistics Group,
            Inc. (b)................          429,282
  14,100   MatrixOne, Inc. (b)......          240,581
  25,896   Peregrine Systems,
            Inc. (b)................          504,972
  23,418   Sea Change
            International,
            Inc. (b)................          314,679
   6,100   THQ, Inc. (b)............          231,800
                                          -----------
                                            2,721,597
                                          -----------
    Computer Systems (.9%)
  15,900   RSA Security, Inc. (b)...          392,531
                                          -----------
    Data Processing (1.1%)
  27,204   Documentum,
            Inc. (b)................          299,244
  10,300   Manhattan
            Associates, Inc. (b)....          160,294
                                          -----------
                                              459,538
                                          -----------

   TECHNOLOGY--CONTINUED
    Electrical Equipment (4.1%)
  29,300   Adaptec, Inc. (b)........      $   254,086
  28,100   Aeroflex, Inc. (b).......          289,781
  28,700   APW, Ltd. (b)............          246,246
  25,000   DSP Group, Inc. (b)......          387,500
  22,900   PRI Automation,
            Inc. (b)................          392,163
  24,200   Read-Rite
            Corporation (b).........          200,618
                                          -----------
                                            1,770,394
                                          -----------
    Electrical Instruments (2.2%)
   5,200   Caliper Technologies
            Corporation (b).........           83,850
  12,900   Coherent, Inc. (b).......          457,950
  15,700   MIPS Technologies,
            Inc. (b)................          390,538
                                          -----------
                                              932,338
                                          -----------
    Semiconductor Equipment (3.0%)
  12,604   Cymer, Inc. (b)..........          272,625
  10,711   DuPont Photomasks,
            Inc. (b)................          469,988
  22,535   Photronics, Inc. (b).....          556,333
                                          -----------
                                            1,298,946
                                          -----------
    Semiconductors (2.1%)
  31,029   Anadigics, Inc. (b)......          411,134
  16,800   Exar Corporation (b).....          329,700
  11,100   New Focus, Inc. (b)......          138,861
                                          -----------
                                              879,695
                                          -----------
    Service (2.8%)
  22,732   Bisys Group, Inc. (b)....        1,214,741
                                          -----------
   TRANSPORTATION (1.0%)
    Airlines (1.0%)
   9,900   Atlantic Coast Airlines
            Holdings Inc. (b).......          207,900
  10,100   Skywest, Inc. ...........          234,825
                                          -----------
                                              442,725
                                          -----------
Total common stock
  (cost: $47,494,182)................     $39,546,421
                                          -----------

              See accompanying notes to investments in securities.

ADVANTUS Enterprise Fund
Investments in Securities - continued

                                                                                            MARKET
SHARES                                                                                     VALUE(a)
------                                                                                   -----------
SHORT-TERM SECURITIES (8.8%)
1,653,536    Wells Fargo & Company Cash Investment Fund, current rate 5.170%..........   $ 1,653,536
2,094,905    Wells Fargo & Company Cash Investment Fund, current rate 5.450%..........     2,094,905
                                                                                         -----------
             Total short-term securities (cost: $3,748,441)...........................     3,748,441
                                                                                         -----------
             Total investments in securities (cost: $51,242,623) (d)..................   $43,294,862
                                                                                         ===========


Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.7% of net assets in foreign securities as of March 31, 2001.
(d) At March 31, 2001 the cost of securities for federal income tax purposes was $51,526,804. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation.....................................................  $  6,970,752
    Gross unrealized depreciation.....................................................   (15,202,694)
                                                                                        ------------
    Net unrealized depreciation.......................................................  $ (8,231,942)
                                                                                        ============




              See accompanying notes to investments in securities.

                                                        ADVANTUS Enterprise Fund
                                             Statement of Assets and Liabilities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

                                                 ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $51,242,623)..................................................      $43,294,862
Cash in bank on demand deposit....................................................................            8,682
Receivable for Fund shares sold...................................................................            1,752
Receivable for investment securities sold.........................................................          170,036
Accrued interest receivable.......................................................................           11,336
Dividends receivable..............................................................................            2,530
Other receivables.................................................................................           13,618
                                                                                                        -----------
     Total assets.................................................................................       43,502,816
                                                                                                        -----------
                                               LIABILITIES
Payable for investment securities purchased.......................................................          716,398
Payable for Fund shares redeemed..................................................................            2,090
Payable to Adviser................................................................................           57,782
                                                                                                        -----------
     Total liabilities............................................................................          776,270
                                                                                                        -----------
Net assets applicable to outstanding capital stock................................................      $42,726,546
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value.................................................................................      $    51,024
   Additional paid-in capital.....................................................................       60,965,212
   Undistributed (distributions in excess of) net investment income...............................         (306,123)
   Accumulated net realized losses from investments and foreign currency
   transactions...................................................................................      (10,035,806)
   Unrealized depreciation on investments.........................................................       (7,947,761)
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock......................      $42,726,546
                                                                                                        ===========
Net assets applicable to outstanding Class A shares...............................................      $36,319,311
                                                                                                        ===========
Net assets applicable to outstanding Class B shares...............................................      $ 5,678,424
                                                                                                        ===========
Net assets applicable to outstanding Class C shares...............................................      $   728,811
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,271,796.........................................................      $      8.50
                                                                                                        ===========
   Class B - Shares outstanding 736,049...........................................................      $      7.71
                                                                                                        ===========
   Class C - Shares outstanding 94,551............................................................      $      7.71
                                                                                                        ===========


                 See accompanying notes to financial statements.

ADVANTUS Enterprise Fund
Statement of Operations
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
(UNAUDITED)

Investment income:
   Interest........................................................................................    $     94,948
   Dividends.......................................................................................          13,037
                                                                                                       ------------
       Total investment income.....................................................................         107,985
                                                                                                       ------------
Expenses (note 4):
   Investment advisory fee.........................................................................         192,279
   Rule 12b-1 - Class A............................................................................          58,206
   Rule 12b-1 - Class B............................................................................          37,251
   Rule 12b-1 - Class C............................................................................           4,609
   Administrative services fee.....................................................................          37,200
   Transfer agent fees.............................................................................          68,596
   Custodian fees..................................................................................           6,796
   Auditing and accounting services................................................................          10,081
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................             851
   Registration fees...............................................................................          16,000
   Printing and shareholder reports................................................................          17,358
   Insurance.......................................................................................           1,130
                                                                                                       ------------
       Total expenses..............................................................................         454,039
                                                                                                       ------------
   Less fees and expenses waived or absorbed by Adviser:
     Class A distribution fees.....................................................................         (23,283)
     Other waived fees.............................................................................         (16,649)
                                                                                                       ------------
       Total fees and expenses waived or absorbed..................................................         (39,932)
                                                                                                       ------------
       Total net expenses..........................................................................         414,107
                                                                                                       ------------
       Investment loss - net.......................................................................        (306,122)
                                                                                                       ------------
   Net realized losses on investments (note 3).....................................................      (9,541,014)
   Net change in unrealized appreciation or depreciation on investments............................     (12,520,894)
                                                                                                       ------------
       Net losses on investments ..................................................................     (22,061,908)
                                                                                                       ------------
Net decrease in net assets resulting from operations...............................................    $(22,368,030)
                                                                                                       ============




                 See accompanying notes to financial statements.

                                                        ADVANTUS Enterprise Fund
                                             Statements of Changes in Net Assets
 PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

                                                                                          2001             2000
                                                                                      ------------     ------------
Operations:
   Investment loss - net..........................................................    $   (306,122)    $   (692,833)
   Net realized gain (loss) on investments........................................      (9,541,014)      27,497,733
   Net change in unrealized appreciation or depreciation
     on investments...............................................................     (12,520,894)      (6,379,250)
                                                                                      ------------     ------------
       Increase (decrease) in net assets resulting from operations................     (22,368,030)      20,425,650
                                                                                      ------------     ------------
Distributions to shareholders from net realized gains on investments:
     Class A......................................................................     (17,270,178)              --
     Class B......................................................................      (2,987,176)              --
     Class C......................................................................        (359,988)              --
                                                                                      ------------     ------------
       Total distributions........................................................     (20,617,342)              --
                                                                                      ------------     ------------
Capital share transactions (notes 4 and 6): Proceeds from sales:
     Class A......................................................................         490,203       42,808,703
     Class B......................................................................         473,647        2,184,969
     Class C......................................................................         132,048          416,929
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A......................................................................      17,184,998               --
     Class B......................................................................       2,913,962               --
     Class C......................................................................         351,595               --
   Payments for redemption of shares:
     Class A......................................................................      (1,217,971)     (44,233,607)
     Class B......................................................................        (767,737)      (2,173,566)
     Class C......................................................................        (101,110)        (488,009)
                                                                                      ------------     ------------
       Increase (decrease) in net assets from capital share transactions..........      19,459,635       (1,484,581)
                                                                                      ------------     ------------
       Total increase (decrease) in net assets....................................     (23,525,737)      18,941,069
Net assets at beginning of period.................................................      66,252,283       47,311,214
                                                                                      ------------     ------------
Net assets at end of period (including undistributed net investment
   income (loss) of ($306,123) and $0, respectively)..............................    $ 42,726,546     $ 66,252,283
                                                                                      ============     ============


                 See accompanying notes to financial statements.

ADVANTUS Enterprise Fund
Notes to Financial Statements
MARCH 31, 2001
(UNAUDITED)


(1) ORGANIZATION

    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Funds investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

 USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

 INVESTMENTS IN SECURITIES

    The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                                        ADVANTUS Enterprise Fund
                                       Notes to Financial Statements - continued


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

 FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    The Fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended September 30, 2000, reduced accumulated net realized gains for tax purposes by $4,810,234. On the statement of assets and liabilities, as a result of the Funds election to utilize equalization debits and other permanent book-to-tax differences, a reclassification adjustment was made to decrease accumulated net investment loss by $692,833, decrease accumulated net realized gains by $5,503,058 and increase additional paid-in capital by $4,810,225.

 DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $29,410,764 and $32,524,543 respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .80 percent.

ADVANTUS Enterprise Fund
Notes to Financial Statements - continued


(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 2001, Advantus Capital voluntarily agreed to absorb $39,932 in expenses that were otherwise payable by the Fund.

    As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,556,865 Class A shares which represents
83.3 percent of the total outstanding Class A shares.

    Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $15,549.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

                                                        ADVANTUS Enterprise Fund
                                       Notes to Financial Statements - continued

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended October 1, 2000 to March 31, 2001 and the year ended September 30, 2000 were as follows:

                                                     CLASS A                   CLASS B                CLASS C
                                            -------------------------    --------------------    ------------------
                                               2001           2000         2001        2000        2001       2000
                                            ----------     ----------    --------    --------    -------    -------
Sold.....................................       41,182      2,133,665      39,650     104,910     11,040     20,405
Issued for reinvested distributions......    1,621,712                    302,899                 37,153
Redeemed.................................      (91,936)    (2,180,851)    (69,356)   (109,705)    (8,653)   (23,890)
                                            ----------     ----------    --------    --------    -------    -------
                                             1,570,958        (47,186)    273,193      (4,795)    39,540     (3,485)
                                            ==========     ==========    ========    ========    =======    =======

ADVANTUS Enterprise Fund
Notes to Financial Statements - continued


(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                                   CLASS A
                                                           ----------------------------------------------------------------------
                                                           PERIOD FROM
                                                            OCTOBER 1,
                                                             2000 TO
                                                            MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                               2001          ----------------------------------------------------
                                                           (UNAUDITED)         2000       1999       1998        1997       1996
                                                           -----------       -------    -------    -------     -------    -------
Net asset value, beginning of period...............           $ 20.77        $ 14.56    $ 11.32    $ 15.90     $ 15.94    $ 14.08
                                                              -------        -------    -------    -------     -------    -------
Income from investment operations:
  Net investment income (loss).....................               .02           (.19)      (.14)      (.13)       (.04)      (.05)
  Net gains (losses) on securities
   (both realized and unrealized)..................             (5.82)          6.40       3.38      (4.45)       1.74       2.34
                                                              -------        -------    -------    -------     -------    -------
   Total from investment operations................             (5.80)          6.21       3.24      (4.58)       1.70       2.29
                                                              -------        -------    -------    -------     -------    -------
Less distributions:
  Distributions from net realized gains............             (6.47)            --         --         --       (1.74)      (.43)
                                                              -------        -------    -------    -------     -------    -------
   Total distributions.............................             (6.47)            --         --         --       (1.74)      (.43)
                                                              -------        -------    -------    -------     -------    -------
Net asset value, end of period.....................           $  8.50        $ 20.77    $ 14.56    $ 11.32     $ 15.90    $ 15.94
                                                              =======        =======    =======    =======     =======    =======
Total return (a)...................................            (34.01)%        42.75%     28.53%    (28.81)%     12.88%     16.66%
Net assets, end of period (in thousands)...........           $36,319        $56,087    $40,009    $31,844     $44,102    $38,722
Ratio of expenses to average
  daily net assets (b).............................              1.38%(c)       1.24%      1.33%      1.27%       1.28%      1.31%
Ratio of net investment income (loss) to
  average daily net assets (b).....................              (.98)%(c)      (.91)%     (.97)%     (.91)%      (.32)%     (.38)%
Portfolio turnover rate
  (excluding short-term securities)................              55.1%         181.5%      99.3%      71.1%       65.8%      80.2%




                                       18

                                                        ADVANTUS Enterprise Fund
                                       Notes to Financial Statements - continued


                                                                                                CLASS B
                                                           --------------------------------------------------------------------
                                                           PERIOD FROM
                                                            OCTOBER 1,
                                                             2000 TO
                                                            MARCH 31,                   YEAR ENDED SEPTEMBER 30,
                                                              2001         ----------------------------------------------------
                                                           (UNAUDITED)      2000       1999       1998         1997       1996
                                                           -----------     ------     ------     -------      ------     ------
Net asset value, beginning of period...............          $ 19.63       $13.88     $10.88     $ 15.42      $15.64     $13.94
                                                             -------       ------     ------     -------      ------     ------
Income from investment operations:
  Net investment income (loss).....................              .04         (.35)      (.26)       (.24)       (.18)      (.12)
  Net gains (losses) on securities
   (both realized and unrealized)..................            (5.49)        6.10       3.26       (4.30)       1.70       2.25
                                                             -------       ------     ------     -------      ------     ------
   Total from investment operations................            (5.45)        5.75       3.00       (4.54)       1.52       2.13
                                                             -------       ------     ------     -------      ------     ------
Less distributions:
  Distributions from net realized gains............            (6.47)          --         --          --       (1.74)      (.43)
                                                             -------       ------     ------     -------      ------     ------
   Total distributions.............................            (6.47)          --         --          --       (1.74)      (.43)
                                                             -------       ------     ------     -------      ------     ------
Net asset value, end of period.....................          $  7.71       $19.63     $13.88     $ 10.88      $15.42     $15.64
                                                             =======       ======     ======     =======      ======     ======
Total return (a)...................................           (34.29)%      41.43%     27.57%     (29.44)%     11.89%     15.65%
Net assets, end of period (in thousands)...........          $ 5,678       $9,086     $6,491     $ 5,903      $7,683     $4,871
Ratio of expenses to average
  daily net assets (b).............................             2.23%(c)     2.09%      2.18%       2.14%       2.18%      2.20%
Ratio of net investment income (loss) to
  average daily net assets (b).....................            (1.83)%(c)   (1.76)%    (1.82)%     (1.77)%     (1.60)%    (1.25)%
Portfolio turnover rate
  (excluding short-term securities)................             55.1%       181.5%      99.3%       71.1%       65.8%      80.2%


                                                                                                 CLASS C
                                                           ---------------------------------------------------------------------
                                                           PERIOD FROM
                                                            OCTOBER 1,
                                                             2000 TO
                                                            MARCH 31,`                  YEAR ENDED SEPTEMBER 30,
                                                              2001         -----------------------------------------------------
                                                           (UNAUDITED)      2000       1999        1998        1997        1996
                                                           -----------     ------     ------     -------      ------      ------
Net asset value, beginning of period...............          $ 19.62       $13.87     $10.87     $ 15.41      $15.63      $13.94
                                                             -------       ------     ------     -------      ------      ------
Income from investment operations:
  Net investment income (loss).....................              .07         (.36)      (.27)       (.26)       (.23)       (.09)
  Net gains (losses) on securities
   (both realized and unrealized)..................            (5.51)        6.11       3.27       (4.28)       1.75        2.21
                                                             -------       ------     ------     -------      ------      ------
   Total from investment operations................            (5.44)        5.75       3.00       (4.54)       1.52        2.12
                                                             -------       ------     ------     -------      ------      ------
Less distributions:
  Distributions from net realized gains............            (6.47)          --         --          --       (1.74)       (.43)
                                                             -------       ------     ------     -------      ------      ------
   Total distributions.............................            (6.47)          --         --          --       (1.74)       (.43)
                                                             -------       ------     ------     -------      ------      ------
Net asset value, end of period.....................          $  7.71       $19.62     $13.87     $ 10.87      $15.41      $15.63
                                                             =======       ======     ======     =======      ======      ======
Total return (a)...................................           (34.32)%      41.46%     27.48%     (29.40)%     11.89%      15.58%
Net assets, end of period (in thousands)...........             $729       $1,079       $812       $ 780      $1,133      $  807
Ratio of expenses to average
  daily net assets (b).............................             2.23%(c)     2.28%      2.18%       2.14%       2.18%       2.19%
Ratio of net investment income (loss) to
  average daily net assets (b).....................            (1.83)%(c)   (1.92)%    (1.82)%     (1.78)%     (1.75)%     (1.22)%
Portfolio turnover rate
  (excluding short-term securities)................             55.1%       181.5%      99.3%       71.1%        65.8%       80.2%

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.



                                   [GRAPHIC]
                                  ADVANTUS-TM-
                                FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838

                                                           --------------------
SECURIAN FINANCIAL SERVICES, INC.                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                      U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                        ST. PAUL, MN
                                                              PERMIT NO. 3547
                                                           --------------------

ADDRESS SERVICE REQUESTED


















F.48646 Rev. 5-2001